UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 12, 2026, Cullinan Therapeutics, Inc. (the “Company”), together with Taiho Oncology, Inc. and Taiho Pharmaceutical Co., Ltd. (collectively “Taiho”), issued a press release announcing that its global Phase 3 clinical trial evaluating the combination of zipalertinib and platinum-based chemotherapy compared with chemotherapy alone in the first-line treatment of adult patients with previously untreated, locally advanced or metastatic non-small cell lung cancer (“NSCLC”) harboring epidermal growth factor receptor (“EGFR”) exon 20 insertion (“ex20ins”) mutations (the “REZILIENT3 clinical trial”) met its primary endpoint of progression-free survival ("PFS") at a planned interim analysis. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 12, 2026, the Company and Taiho announced that the REZILIENT3 clinical trial met its primary endpoint of PFS at a planned interim analysis. In this analysis, the clinical trial demonstrated a statistically significant and clinically meaningful improvement in PFS in the zipalertinib containing arm. Observed safety for the zipalertinib containing arm was manageable. Based on these data, the Independent Data Monitoring Committee recommended unblinding the clinical trial. The clinical trial will continue to monitor efficacy and safety.

Full results from the REZILIENT3 clinical trial will be submitted for presentation at an upcoming international medical conference. Based on these results, pending discussions with the U.S. Food and Drug Administration, Taiho and the Company plan to pursue U.S. regulatory approval for the combination of zipalertinib and platinum-based chemotherapy in the first-line treatment of adult patients with previously untreated, locally advanced or metastatic NSCLC harboring EGFR ex20ins mutations in the first-line setting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Cullinan Therapeutics, Inc. on August 12, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	August 12, 2026	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer